SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material pursuant to Rule 14a-11(c) or 14a-12

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the Appropriate box):

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     5)   Total Fee Paid:
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     paid previously.  Identify the previous filing statement number, or the
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
                               WESTWOOD ONE, INC.

Dear Shareholders:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Westwood One, Inc. (the "Company") to be held on Wednesday, May 28, 2003 at 10:00 a.m., Pacific Time, in the Great Room of the W Los Angeles, 930 Hilgard Avenue, Los Angeles, CA. The accompanying Notice of Annual Meeting and Proxy Statement describes the business to be transacted at the meeting. Also enclosed is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which includes consolidated financial statements and other information.

     The purpose of the Annual Meeting is to elect four directors, to ratify the appointment of the Company's independent accountants and to conduct such other business as may properly come before the meeting. At the Annual Meeting, the holders of Common Stock, voting alone, will elect three members of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect one member of the Company's Board of Directors, ratify the appointment of the Company's independent accountants, and conduct such other business as may properly come before the meeting.

     IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

      We appreciate your continued support.

                                                           Sincerely,

                                                           WESTWOOD ONE, INC.




                                                           /S/ Norman J. Pattiz
                                                           ---------------------
                                                           Norman J. Pattiz
                                                           Chairman of the Board


April 21, 2003

                               WESTWOOD ONE, INC.
                         40 West 57th Street, 5th Floor
                               New York, NY 10019


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 28, 2003

To Our Shareholders:

     The Annual Meeting of the Shareholders of Westwood One, Inc. (the "Company") will be held in the Great Room of the W Los Angeles, Los Angeles, CA, on Wednesday, May 28, 2003 at 10:00 a.m., Pacific Time. The purpose of the meeting are to consider and act upon:

(1)  the election of four members of the Company's Board of Directors;

(2) the ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2003;

(3)  such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 11, 2003 will be entitled to notice of and to vote at the Annual Meeting, and a list of such shareholders will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any shareholder, at the Company's offices at 9540 Washington Boulevard, Culver City, California 90232 (telephone
(310) 204-5000).

     Whether or not you intend to be present at the meeting, please mark, date, sign and mail the enclosed proxy in the provided postage-paid envelope as promptly as possible. Your proxy may be revoked by delivering a later-dated and signed proxy or written notice of revocation to the Secretary of the Company prior to the time voting is declared closed, or by attending the meeting and voting your shares in person.

                                              By Order of the Board of Directors




                                              /S/ Gary J. Yusko
                                              ----------------------------------
                                              Gary J. Yusko
                                              Secretary

April 21, 2003

                               WESTWOOD ONE, INC.

                         40 West 57th Street, 5th Floor
                               New York, NY 10019


                                 Proxy Statement


                                     GENERAL

     This proxy statement (first mailed to shareholders on or about April 22, 2003) is furnished in connection with the solicitation of proxies by Westwood One, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 28, 2003 at 10:00 a.m., Pacific Time, in the Great Room of the W Los Angeles Hotel, 930 Hilgarde Avenue, Los Angeles, CA 90024, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The Company's Annual Report on Form 10-K for the year ended December 31, 2002, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material.
                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders accompanying this proxy statement, including the election of directors, the ratification of the appointment of the Company's independent accountants, and such other business as may properly come before the meeting. In addition, management will report on the performance of the Company during 2002 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

     Only shareholders of record at the close of business on April 11, 2003, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. As of the record date, there were 102,322,744 shares of Common Stock outstanding, excluding treasury shares, and 703,466 shares of Class B Stock outstanding.

What are the voting rights of holders of the Company's Common Stock and Class B Stock?

     Under the Company's certificate of incorporation, each holder of outstanding Common Stock is entitled to cast one (1) vote for each share of Common Stock held by such holder and each holder of Class B Stock is entitled to cast fifty (50) votes for each share of Class B Stock held by such holder. Only the Common Stock is publicly traded.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date in order to gain entrance.

What constitutes a quorum?

     With respect to the election of the director to be elected by the holders of the Common Stock voting alone, the presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of Common Stock outstanding on the record date and the presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock and the Class B Stock outstanding on the record date will constitute a quorum, permitting the holders of Common Stock to take action on that matter. With respect to all other matters to be voted on at the meeting, the presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock and the Class B Stock outstanding on the record date will constitute a quorum, permitting the shareholders to take action on those matters.

     Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum.

How do I vote?

     If you complete and properly sign and date the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after  I  return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and vote, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

o    FOR the election of the nominated directors; and
o FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2003;

     Management is not aware of any matters, other than those specified above, that will be presented for action at the annual meeting, but if any other matters do properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     With respect to each matter to be voted on the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting will be required to approve each such matter. Other than with respect to the election of Mr. Dennis, Mr. Miles and Ms. Hummer, on all matters proposed the Common Stock and the Class B Stock vote together as a class. With respect to the election of Mr. Dennis, Mr. Miles and Ms. Hummer, the Common Stock votes separately as a class and the Class B Stock is not entitled to vote. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What is beneficial ownership?

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

How much stock do the Company's largest shareholders and directors and executive officers own?

     The following table shows the amount of the Company's Common Stock and Class B Stock beneficially owned (unless otherwise indicated) by our largest shareholders (those who own more than 5% of the outstanding shares), directors, the executive officers named in the Executive Compensation Summary Table below and those directors and executive officers as a group. Except as otherwise indicated, all information is as of April 11, 2003. At April 11, 2003, there were 102,322,744 shares of Common Stock outstanding and 703,466 shares of Class B Stock outstanding.



                                                Aggregate  Number  of Shares Beneficially Owned  (1)
                                                ----------------------------------------------------
                                                        Common Stock                 Class B Stock
                                              -------------------------------   -------------------------
                                                Number       Percent of Class   Number   Percent of Class
                                                ------       ----------------   ------   ----------------
Infinity Network, Inc., a subsidiary of
  Infinity Broadcasting Corporation (2)       16,000,000          15.6%           -             -
  40 West 57th Street
  New York, NY  10019
Putnam Investments, Inc. (2)                   7,782,840(4)        7.6%           -             -
  One Post Office Square
  Boston, MA  02109
David I. Saperstein                            5,521,675(6)        5.4%           -             -
  P.O. Box 10719
  Beverly Hills, CA  90213
Norman J. Pattiz (3)                             556,330(7)         *          703,380        99.9%
  9540 Washington Blvd.
  Culver City, CA  90232
David L. Dennis                                  145,210(8)         *             -             -
Gerald Greenberg                                  13,000(9)         *             -             -
Joel Hollander                                   209,200(10)        *             -             -
Dennis F. Holt                                    54,000(9)         *             -             -
Maria D. Hummer                                   17,000(11)        *             -             -
Mel Karmazin                                   2,248,200(12)       2.2%           -             -
Steven A. Lerman                                  56,000(9)         *             -             -
George L. Miles, Jr.                                 -              *             -             -
Joseph B. Smith                                   24,000(9)         *             -             -
Farid Suleman                                  1,442,000(13)       1.4%           -             -
Charles I. Bortnick                               60,000(9)         *             -             -
Jacques Tortoroli                                    -              *             -             -
All Current Directors and Executive           10,286,615(14)       9.6%        703,380        99.9%
  Officers as a Group (13 persons)

_____________________
* Represents less than one percent (1%) of the Company's outstanding shares of Common Stock.
(1) The persons in the table have sole voting and investment power with respects to all shares of Common Stock and Class B Stock, unless otherwise indicated.
(2) Tabular information and footnotes 4, 5, 6 and 7 are based on information contained in the most recent Schedule 13D/13G filings and other information made available to the Company. The shares indicated as held by Infinity Network, Inc. are indirectly held by Infinity Media Corporation through its ownership of 100% of the outstanding stock of Infinity Network, Inc., indirectly held by Infinity through its 100% ownership of the outstanding stock of Infinity Media Corporation, and indirectly held by Viacom Inc. ("Viacom") through its ownership of 100% of the outstanding stock of Infinity. NAIRI Inc. owns approximately 68% of the voting stock of Viacom, which in turn is a wholly owned subsidiary of National Amusements, Inc. Beneficial ownership may also be attributed to Sumner M. Redstone, as Mr. Redstone is the chairman of the Board and the beneficial owner of a controlling interest in National Amusements, Inc.

(3) Mr. Pattiz owned Common Stock and Class B Stock representing approximately 25.5% of the total voting power of the Company as of April 11, 2003.
(4) Putnam Investments, Inc. as an investment advisor has no sole voting or dispositive power, but has shared dispositive power for 7,782,840 shares and shared voting power for 181,260 of such shares.
(5) Goldman Sachs Asset Management has sole voting power with respect to 4,072,913 shares, shared voting power for 1,560,983 shares, sole dispositive power with respect to 4,544,043 shares and shared dispositive power with respect to 1,560,983 shares.
(6) David I. Saperstein has sole voting and dispositive power for 5,521,675 shares.
(7)  Includes stock options for 508,000 shares granted under the 1999 Plan.
(8) Includes stock options for 116,000 shares granted under the Company's Amended Stock Incentive Plans. Does not include 4,000 shares held by Mr. Dennis as custodian for his children, beneficial ownership of which Mr. Dennis disclaims.
(9) Represents stock options granted under the Company's Amended Stock Incentive Plans.
(10) Includes stock options for 190,000 shares granted under the 1999 Plan.
(11) Includes stock options for 12,000 shares granted under the 1999 Plan.
(12) Includes stock options for 2,196,000 shares granted under the Company's Amended Stock Incentive Plans.
(13) Includes stock options for 1,342,000 shares granted under the Company's Amended Stock Incentive Plans.
(14) Includes stock options for 4,511,000 shares granted under the Company's Amended Stock Incentive Plans.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

How is the Board of Directors structured and what are their terms?

     The Board of Directors is divided into three classes (Class I, II, and III), each class serving for three-year terms, which terms do not coincide. The Board of Directors currently is comprised of eleven individuals. However, the Company's Bylaws have been amended to increase the size of the Board of Directors to thirteen. When such vacancies are filled, an additional director will be added to Class III and Class I. Only one class of directors is elected at each annual meeting. Of the directors, at least 33 1/3% must be independent outside directors. Pursuant to the Company's certificate of incorporation, holders of Common Stock, voting alone, have the right to elect 20% of the Board of Directors, which is currently three directors. However, it is currently intended that the holders of the Common Stock will vote alone to elect all the independent directors, at least one of whom will be elected each year, as set forth below. The remaining members of the Board are elected by all shareholders voting together as a single class.

     At the annual meeting, holders of Common Stock, voting alone, will elect the independent Class II directors and holders of Common Stock and Class B Stock, voting together, will elect the other Class II director, for three-year terms, until their successors are elected and qualified. The Board of Directors intends to nominate David Dennis (independent director), Maria Hummer (independent director), George Miles (independent director), and Farid Suleman to serve three-year terms ending in 2006. All nominees currently serve as Class II directors of the Company. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but should any or all refuse to or be unable to serve, the named proxy holders will vote for one or more other persons nominated by the Board of Directors.

     The election of Mr. Dennis, Ms. Hummer and Mr. Miles will require the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting. With respect to the election of Mr. Suleman, the Common Stock and the Class B Stock vote together as a class. With respect to the election of Mr. Dennis, Ms. Hummer, and Mr. Miles the Common Stock votes separately as a class and the Class B Stock is not entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF DAVID DENNIS, MARIA HUMMER, GEORGE MILES, AND FARID SULEMAN AS CLASS II DIRECTORS.

Who  are  the  current  Board  members  and  what  are  their   backgrounds  and
qualifications?

     The continuing directors and nominees for director of the Company are:

                                                     Director             Term
           Name                              Age      Since      Class   Expires
           ----                              ---     --------    -----   -------

     Norman J. Pattiz                         60       1974        I       2004
     Mel Karmazin                             59       1994        I       2004
     Joseph B. Smith      (Independent)       75       1994        I       2004
     Dennis F. Holt                           66       1999        I       2004
     Farid Suleman                            51       1994       II       2003
     David L. Dennis      (Independent)       54       1994       II       2003
     Maria D. Hummer      (Independent)       58       2000       II       2003
     George L. Miles, Jr. (Independent)       61       2002       II       2003
     Gerald Greenberg     (Independent)       60       1994       III      2005
     Steven A. Lerman                         56       1995       III      2005
     Joel Hollander                           47       1999       III      2005

     The principal occupations of the four director nominees and each of the other seven continuing directors are as follows:

     Mr. Pattiz - founded the Company in 1974 and has held the position of Chairman of the Board since that time. He was also the Company's Chief Executive Officer until February 3, 1994. Mr. Pattiz has served on the Broadcasting Board of Governors of the United States of America, which oversees all U.S. non-military international broadcasting since November 2000. Mr. Pattiz also serves as a Regent of the University of California. He also serves on the Board of the Annenberg School of Communication at the University of Southern California ("USC"), and is past president of the Broadcast Education Association. He is a member of California's Commission on Building for the 21st Century, and he serves on the Board of RAND'S Center for Middle East Public Policy, the Board of Trustees of the Museum of Television & Radio and the Board of Directors of the Hollywood
Radio & Television Society.

     Mr. Karmazin - has been a director of the Company since February 3, 1994. Mr. Karmazin was also President and Chief Executive Officer of the Company from February 3, 1994 until October 8, 1998. Mr. Karmazin has been the president and chief operating officer of Viacom since May 2000. Mr. Karmazin served as the president and chief executive officer of CBS Corporation ("CBS") from January 1999 to May 2000, and served as president and chief operating officer of CBS from April 1998 to December 1998. Mr. Karmazin was also the Chairman, President and Chief Executive Officer of Infinity from September 1998 to February 2001. Mr. Karmazin joined CBS in December 1996 as chairman and chief executive officer of CBS Radio. In May 1997, he also assumed responsibility for CBS's owned television stations and became chairman and chief executive officer of the CBS Station Group (Radio & Television). Prior to joining CBS, he was president and chief executive officer of Infinity from 1981 until its acquisition by CBS in December 1996. Mr. Karmazin was a director of CBS before its merger with Viacom and a director of Infinity before its merger with Viacom. He is a director of Viacom, Blockbuster and of the New York Stock Exchange and Vice Chairman of the Board of Trustees of the Museum of Television and Radio.

     Mr. Smith - has been a director of the Company since May 24, 1994. He was previously a director of the Company from February 1984 until February 3, 1994. Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.

     Mr. Holt - was appointed to the Board of Directors of the Company on September 22, 1999. Mr. Holt was a director of Metro from October 1996 through September 22, 1999. Mr. Holt has been the Chairman and Chief Executive Officer of Patriot Communications LLC since March 1999. Patriot Communications LLC is one of the largest telecommunications service bureaus in the U.S. Mr. Holt was also the Chairman and Founder of Initiative Media (formerly Western International Media Corporation) from founding the company in 1970 through January 2002. Mr. Holt is a director of United Online; USC Annenberg School for Communication; USC School of Policy, Planning and Development; St. John's Hospital; The John Douglas French Alzheimer's Foundation; and the Los Angeles Police Foundation. Mr. Holt also serves as a member of Skull and Dagger, the Silver Shield Foundation, the SKIRBALL Cultural Center, and the National

Advisory Council of the Autry Museum. Mr. Holt is an associate of the California Institute of Technology. Mr. Holt was also awarded the Horatio Alger Association award in 1998.

     Mr. Suleman - has been a director of the Company since February 1994 and was the Company's Executive Vice President and Chief Financial Officer from February 1994 to March 31, 2002. Mr. Suleman has been a Special Limited Partner with Forstmann Little & Co. since March 2002 and President and Chief Executive Officer of Citadel Communications Corp. ("Citadel") since April 2002. He was President and Chief Executive Officer of Infinity from February 2001 to March 2002. He was Executive Vice President, Chief Financial Officer, Treasurer and a director of Infinity from September 1998 to February 2001 when Infinity was acquired by Viacom. Mr. Suleman was named the Senior Vice President, Finance of CBS in August 1998 and Senior Vice President and Chief Financial Officer of the CBS Station Group in June 1997. In May 2000, CBS Corporation merged into Viacom. From January 1997 to June 1997, he served as Senior Vice President and Chief Financial Officer of CBS Radio. From 1986 until its acquisition by CBS in December 1996, Mr. Suleman was Vice President, Finance, Chief Financial Officer and a director of Infinity.

     Mr. Dennis - has been a director of the Company since May 24, 1994. Mr. Dennis has been a private investor and consultant since December 2002 and has served as Vice Chairman, Office of the President, Chief Corporate Officer and Chief Financial Officer of Tenet Healthcare, a hospital owner and healthcare provider, from March 2000 through November 2002. Mr. Dennis served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation from April 1989 to February 2000.

     Ms. Hummer - has been a director of the Company since March 29, 2000. Ms. Hummer has been Of Counsel to Manatt, Phelps & Phillips, LLP ("Manatt, Phelps"), a law firm with offices in Los Angeles, Orange County, Palo Alto, Sacramento, New York and Washington D.C., since January 1999. Prior to January 1999, Ms. Hummer was a partner with Manatt, Phelps holding the positions of Chairman of the Management Committee and Co-Managing Partner. Ms. Hummer is currently on the Board of Trustees, CNI Charter Funds; Board of Directors, Los Angeles World Affairs Counsel; Board of Directors, The Music Center of Los Angeles County; Board of Trustees, Scripps College; Board of Trustees, UCLA/Armand Hammer Museum of Art and Cultural Center; Board of Trustees, Mount St. Mary's College; Board of Directors, Children's Institute International; and Board of Directors, The Regency Club. Ms. Hummer is also a member of The Committee of 200 and the National Women's Forum.

     Mr. Miles - has been a director of the Company since December 9, 2002. Mr. Miles has been President and Chief Executive Officer of WQED Multimedia since 1994. Mr. Miles is a CPA and is on the Board of Directors of the Public Broadcasting Service, WESCO International, Inc.; Equitable Resources; Harley-Davidson, Inc.; Applied Technology Systems, Inc., Expeditionary Learning Outward Bound; University of Pittsburgh; Allegheny Conference on Community Development; Education Policy & Issues Center; and the Carnegie Museums of Pittsburgh, UPMC Health System. Mr. Miles is also on the Pittsburgh Symphony Orchestra Board of Advisers and serves as a director of the Mt. Ararat Community Activity Center's Executive Board.

     Mr. Greenberg - has been a director of the Company since May 24, 1994. Since February 2001, Mr. Greenberg has been President of Mirage Music Entertainment, a company which owns the Mirage Record label. From April 1993 to January 2001, Mr. Greenberg served as President of MJJ Music, a Michael Jackson/Sony owned record label.

     Mr. Lerman - has been a director of the Company since April 19, 1995. Since 1986, Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC and is currently the manager of that firm. Mr. Lerman was a director of Infinity from February 1992 through December 1996. Mr. Lerman is a member and the Vice President-Development of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

     Mr. Hollander - has been a director of the Company since September 22, 1999 and the Company's President and Chief Executive Officer since October 8, 1998. Mr. Hollander was Vice President and General Manager of Infinity's New York radio station WFAN from April 1992 to October 1998. Mr. Hollander is Chairman of the CJ Foundation for SIDS and a member of the Board of Directors of Tomorrow's Childrens Fund.

How are directors compensated?

     Cash Compensation: Directors of the Company who are not officers received $3,750 per meeting attended for their services as directors and $1,875 per meeting attended for their services as committee members. During 2002, Messrs. Dennis, Greenberg, Holt, Lerman, Smith, Suleman and Ms. Hummer received $35,625, $22,500, $18,750, $24,375, $22,500, $11,250 and $31,875, respectively, in Board and Board Committee fees. Mr. Karmazin has elected not to receive cash compensation for his services as a director. Mr. Miles was appointed to the Board in December 2002, and accordingly, did not receive any Board or Board Committee fees in 2002.

     Options: Directors of the Company who are not officers receive a mandatory grant of stock options to acquire 10,000 shares of Common Stock each year. Each grant is made on the date of the Company's annual shareholder meeting or on the date they are appointed to the Board of Directors. Mr. Karmazin has elected not to receive mandatory grants of stock options normally provided to non-officer directors.

How often did the Board meet during 2002?

     The Board of Directors met six times during 2002. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served.

What committees has the Board established?

     The Board of Directors has Audit, Nominating and Corporate Governance, and Compensation Committees.

     The members of the Audit Committee in 2002 were Messrs. Dennis (Chairman), Lerman and Ms. Hummer. Mr. Miles was appointed to the Audit Committee in December 2002. Pursuant to the Sarbanes-Oxley Act of 2002 (the "Act") and the New York Stock Exchange ("NYSE") listing standards, Mr. Dennis, and Mr. Miles meet the requirements of independence proscribed thereunder. In addition, Messrs. Dennis and Miles are considered "Financial Experts" pursuant to the Act and the NYSE listing standards. The Audit Committee is mainly responsible for overseeing the integrity of the Company's financial statements, audits, and internal controls amongst other matters. The Committee is also charged with appointing, setting the compensation for and overseeing the Company's independent auditors and ensuring their qualifications and independence. The Audit Committee operates under a written charter, which was revised and amended as a result of the Act and adopted by the Board of Directors. The Audit Committee charter is included herein as Appendix A, (the "Charter") and will be available on the Company website. The Committee's responsibilities and activities are further discussed below under "Report of the Audit Committee." There were five meetings of the Audit Committee during fiscal 2002.

     The members of the Nominating Committee in 2002 were Messrs. Dennis (Chairman), Karmazin and Pattiz. The primary function of the Nominating Committee is to recommend possible qualified candidates to the Board for election as directors of the Company and to recommend a slate of directors that the Board proposes for election by shareholders at the annual meeting. The Nominating Committee will also consider, at meetings of the Committee, those recommendations by shareholders which are submitted, along with biographical and business experience information, to the Company at its principal executive office. There were several informal meetings of the Committee in 2002. Effective March 25, 2003, the Board has established that the Nominating Committee will become the Nominating and Corporate Governance Committee. This Committee, in addition to its preexisting role, will be responsible for overseeing the development and implementation of the Company's policies and practices with regard to corporate governance. The Company has, at the direction of The Board of Directors, sought a reaffirmation of compliance of the Company's Code of Ethics from all its executives and employees.

     The members of the Compensation Committee in 2002 were Messrs. Greenberg (Chairman), Dennis and Smith. The Compensation Committee is comprised entirely of independent members of the Board of Directors. The Committee reviews, at the behest of the Board, compensation strategy and structure for key senior executives. The Committee also reviews and approves the Company's plans and policies and generally oversees the Company's incentive compensation and equity based plans. The Committee administers the Company's Amended Stock Incentive Plan, and is authorized to approve, and may negotiate, employment arrangements with key executives of the Company and its subsidiaries. There were three meetings of the Compensation Committee in 2002, and Committee members engaged in informal discussions and took several actions by written consent during fiscal 2002.

     The Board may from time to time, establish or maintain additional committees as necessary or appropriate.

               PROPOSAL 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Action will be taken at the annual meeting to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP has been the independent accountant of the Company since 1984. The Company knows of no direct or material indirect financial interest of PricewaterhouseCoopers LLP in the Company or of any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

Report of  the Audit Committee

     The Audit Committee operates pursuant to its Charter, which was revised and approved by the Board of Directors and is included herein as Appendix 1. The Charter, which complies with applicable SEC regulations, Sarbanes-Oxley and New York Stock Exchange rules, addresses five broad areas of responsibility of the
Committee:

1) Reviewing and discussing the preparation of quarterly and annual financial reports with the Company's management and its independent accountants;
2) Supervising the relationship between the Company and its independent accountants, including discussing the matters required by SAS 61
     (Codification of Standards on Auditing Standards) with its independent accountants, evaluating the independence of the accountants in accordance with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and recommending their appointment or removal, reviewing the scope of their audit and non-audit services and related fees;
3) Overseeing management's implementation of effective systems of internal controls;
4)   Reviewing and approving the internal corporate audit staff functions; and
5) Reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct.

     The Committee or its Chairman reviewed and discussed with both management and its independent accountants all financial statements prior to their filing with the SEC. Management advised the Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant issues with the Committee. The Committee also held discussions with the Company's independent accountants concerning the matters required to be discussed by SAS 61.

     The Committee also discussed with PricewaterhouseCoopers LLP ("PWC") their independence and received from PWC the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the Committee has considered whether the provision of non-audit services by PWC is compatible with maintaining their independence.

     Based on its reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K. The Committee also recommended to the Board of Directors the selection of the Company's independent accountants for the year ending December 31, 2003.

The Audit Committee

David L. Dennis, Chairman of the Audit Committee
Maria D. Hummer
Steven Lerman
George L. Miles, Jr.

Audit Fees

     PWC has audited the consolidated financial statements of the Company for the year ended December 31, 2002. Direct fees related to the issuance of the audit opinion and the timely review of quarterly reports on Form 10-Q were $287,500.

Financial Information Systems Design and Implementation Fees

     PWC did not render services relating to financial information systems design and implementation for the year ended December 31, 2002 and, accordingly, no fees were billed for any such services.

Non-Audit Fees

     The Audit Committee has also adopted policies and procedures for preapproving all non-audit work performed by PWC. PWC received $118,000 in fees for audit related services in 2002. Such fees relate to auditing the Company's employee benefit plans, auditing a subsidiary's financial statements in relation to a government contract, consulting with respect to the renewal of the
Management Agreement and regarding the implementation of new accounting pronouncements.

Representation of Independent Accountants at Annual Meeting

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will have an opportunity to make a statement. He or she will also respond to appropriate questions.

     The affirmative vote of a majority of the Common Stock and Class B Stock, voting together as a single class, represented in person or by proxy at the annual meeting is required for passage.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT   SHAREHOLDERS  VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Messrs. Karmazin and Hollander are officers or employees of Infinity, which beneficially owns 15.6% of the Common Stock of the Company. Infinity manages the business and operations of the Company pursuant to the terms of the Management Agreement, by providing to the Company the services of a chief executive officer and a chief financial officer. The agreement was entered into in March 1999 and was subsequently amended to, among other things, extend the agreement until March 31, 2009. Pursuant to the Management Agreement, the Company is obligated to pay to Infinity an annual base fee subject to an annual increase by a percentage amount equal to the increase based on a specified consumer price index. The fee in 2002 was approximately $2,712,000. Effective April 1, 2004, the Company will be obligated to pay to Infinity an annual base fee in the amount of $3,000,000 subject to an annual increase for each year thereafter by a percentage amount equal to the increase in a specified price index for the prior year.

     In addition, the Company pays to Infinity incentive bonus compensation in an amount equal to 10% of the amount by which the Company's operating cash flow exceeds a target amount for the applicable year, subject to certain adjustments. The Company must also reimburse Infinity for certain out-of-pocket expenses incurred by Infinity in performing the services contemplated by the Management Agreement consistent with past practice. Under the Management Agreement, the Company paid or accrued amounts to Infinity aggregating approximately $5,012,000 during fiscal 2002. As additional compensation to Infinity under the Management Agreement, Infinity was granted on March 30, 1999, warrants to purchase 2,000,000 shares of Common Stock at a price of $10.00 per share (sold in 2001) and 2,000,000 shares of Common Stock at a price of $12.50 per share (sold in 2002, see below), in each case exercisable only if certain thresholds with respect to the Company's Common Stock price were met. On January 2, 2003, the Company, pursuant to the Letter Agreement which was ratified by the Company's disinterested shareholders on May 29, 2002, agreed to grant Infinity warrants to purchase an aggregate 4,500,000 shares of the Company's Common Stock (comprised of two warrants to purchase 1,000,000 Common shares per warrant and five warrants to purchase 500,000 Common shares per warrant). Of the 4,500,000 warrants issued, the two one million share warrants have an exercise price of $43.11 and $48.36, respectively, and become exercisable if the average price of the Company's Common Stock reaches a price of $64.67 and $77.38, respectively, for at least 20 out of 30 consecutive trading days for any period throughout the ten year term of the warrants.

     Of the remaining five warrants to purchase an aggregate of 2,500,000 Common shares, the exercise price for each of the five warrants will be equal to approximately 115%, 132%, 152%, 175%, and 201%, respectively, of the average price of the Company's Common Stock for the 15 trading days prior to January 2, 2004. The five warrants have a term of 10 years (only if they become exercisable) and can become exercisable on January 2, 2005, 2006, 2007, 2008, and 2009, respectively. Additionally, in order for the warrants to become exercisable, the average price of the Company's Common Stock for each of the 15 trading days prior to January 2 of such year (commencing on January 2, 2005 with respect to the first 500,000 warrant tranche and each January 2 thereafter for each of the remaining four warrants) must be at least equal to both the exercise price of the warrant and 120% of the corresponding prior year 15 day trading average.

     The Company and Infinity have also entered into a registration rights agreement with respect to the shares of Common Stock issuable upon exercise of the warrants pursuant to which the Company granted to Infinity specified demand and registration rights. In 2002, Infinity sold its $12.50 warrants to the Company in two separate transactions, receiving net proceeds aggregating $51,070,000. The transactions, which were completed at a discount to the market value of the securities, were reviewed and approved by the Compensation Committee and by the Board of Directors other than the directors who were officers or employees of Infinity.

     The Management Agreement provides that all transactions between the Company and Infinity or its affiliates will be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, subject to specified exceptions, all agreements between the Company and Infinity or any of its affiliates must be approved by the Board of Directors.

     The Company has a Representation Agreement with Infinity to operate the CBS Radio Networks until March 31, 2009. The Company retains all revenue and is responsible for all expenses of the CBS Radio Networks. In addition, a number of Infinity's radio stations are affiliated with the Company's radio networks and the Company purchases several programs from Infinity. During 2002, the Company incurred expenses aggregating approximately $77,566,000 under the Representation Agreement and for Infinity affiliations and programs.

     Mr. Suleman has been President and Chief Executive Officer of Citadel since April 2002. Many of the radio stations owned by Citadel have been broadcast programming produced by the Company both before and after Mr. Suleman became an officer of Citadel. During the time that Mr. Suleman was an officer of Citadel, the Company paid Citadel owned stations approximately $442,000 pursuant to the terms of the stations affiliation agreements with the Company.

     Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC since 1986. From time to time, the Company engages Leventhal, Senter and Lerman, PLLC in certain matters. The fees associated with those engagements aggregated approximately $35,000 in 2002. In addition, Leventhal, Senter and Lerman PLLC provides services to Infinity. Mr. Lerman serves as Infinity's General Counsel.

Compensation Committee Interlocks and Insider Participation

     As stated above, the Company's Compensation Committee is comprised solely of independent outside directors. The Compensation Committee consists of Mr. Greenberg, Mr. Dennis and Mr. Smith. The Company has no interlocking relationships or other transactions involving any of our Compensation Committee members that are required to be reported pursuant to applicable Securities and Exchange Commission rules.

                               EXECUTIVE OFFICERS

     Disclosure regarding compensation is provided for each of the executive officers of the Company (collectively, the "Named Executive Officers") who served as executive officers at the end of or during the fiscal year ended December 31, 2002:

     Norman  J.  Pattiz..........  The  Company's  Chairman  of the  Board  at
                                   December 31, 2002.

     Joel  Hollander.............  The Company's Chief  Executive  Officer and
                                   President at December 31, 2002.

     Farid Suleman...............  The Company's Executive Vice President and
                                   Chief Financial Officer from January 1, 2002. to March 31, 2002.

     Charles I. Bortnick.........  The Company's Chief Operating Officer at
                                   December 31, 2002.

     Jacques  Tortoroli..........  The Company's  Executive  Vice President and
                                   Chief Financial Officer at December 31, 2002.


     The professional background of the Executive Officers who are not also directors of the Company follows:

Charles I. Bortnick

     Charles I. Bortnick (age 49) has been Chief Operating Officer at Westwood One since August 2002. From September 1999 to July 2002, Bortnick served as Chief Operating Officer/President of Westwood's Metro Networks/Shadow Broadcasting Services. From 1996 until the Westwood One/Metro Networks merger in September 1999, Bortnick served as President of Metro Networks. Mr. Bortnick is a board member of the Radio Advertising Bureau and the March of Dimes AIR Awards.

Jacques Tortoroli

     Jacques Tortoroli (age 46), as a result of the Infinity Management Agreement, is Chief Financial Officer ("CFO") of Westwood One. Mr. Tortoroli is also the CFO of Infinity Broadcasting Corporation. Prior to his appointment as CFO in July 2002, Tortoroli served as CFO of the e-Services consultancy Scient, Inc. from December 2001 to June 2002. Tortoroli was with Young and Rubicam, Inc. where he served as CFO of Y&R Advertising, Senior Vice President - Finance and Chief Accounting Officer, and CFO of Young & Rubicam, Inc. from April 1998 to October 2001. Previously, Tortoroli spent 12 years with PepsiCo, Inc. including financial roles in PepsiCo, Inc. and Pepsi-Cola International. He served multi-year assignments in the Company's London and Rome based operations and served as Vice President and Controller of Pepsi-Cola International. Mr. Tortoroli is a director of Ibiquity and a member of the Board of Trustees of St. Thomas Acquinas College; the RDG Group; and the Advertising Education Foundation. He is a CPA licensed in New York State.

Employment Agreements

     The Company has a written employment agreement with Mr. Pattiz, effective April 29, 1998, pursuant to which Mr. Pattiz is to serve as Chairman of the Board of the Company for a five-year term ending November 30, 2003 at an annual salary of $500,000. The agreement also granted Mr. Pattiz ten-year options to acquire 1,000,000 shares of Common Stock under the 1989 Plan (which vest at the rate of 200,000 shares per year over the five-year term of the employment agreement) and provides additional benefits which are standard for executives in the industry. The agreement generally will be terminable by Mr. Pattiz upon ninety days' written notice to the Company; it will be terminable by the Company only in the event of death, permanent and total disability, or for "cause." In the event of permanent and total disability, Mr. Pattiz will receive his base salary for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. In the event of a "change of control," as defined in the agreement, any unvested options granted pursuant to this agreement will become immediately exercisable and Mr. Pattiz will continue to receive any base compensation he would have otherwise been entitled to receive for the remaining term of the agreement. In addition, Mr. Pattiz has full "piggy back registration rights" and limited demand registration rights with respect to any and all of the Common Stock owned by Mr. Pattiz.

                      EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth the compensation for services to the Company received by the Named Executive Officers in 2002, 2001 and 2000.



                                             Annual Compensation
                               ----------------------------------------------------------------------------------------------
                                                                                               Long-Term
                                                                                             Compensation
                                                                                                Awards
                                                                                                ------
                                                                                              Securities
Name and                                                                 Other Annual         Underlying         All Other
Principal Position              Year        Salary       Bonus           Compensation           Options         Compensation
------------------              ----        ------       -----           ------------         ----------        ------------
                                                                              (1)

Norman J. Pattiz                2002       $500,000        --                 --                   --                --
  Chairman of the Board         2001        500,000        --                 --                   --                --
                                2000        500,000        --                 --                 20,000              --

Joel Hollander                  2002          --           --                 --                250,000              --
  Chief Executive Officer       2001          --           --                 --                100,000              --
  And President (2)             2000          --           --                 --                   --                --

Charles I. Bortnick (3)         2002        420,000     $150,000           $70,000              50,000            $2,569 (5)
   Chief Operating Officer

Farid Suleman (2)               2002          --           --                 --                   --                --
  Chief Financial Officer       2001          --           --                 --                   --                --
                                2000          --           --                 --                700,000              --

Jacques Tortoroli (2 and 4)     2002          --           --                 --                 50,000              --
   Chief Financial Officer

_________________________________

(1) Includes the aggregate cost to the Company (if such amount exceeded the lesser of $50,000 or 10% of such officer's salary and bonus) of various prerequisites and other personal benefits.
(2) Mr. Hollander assumed his position effective October 8, 1998, pursuant to the terms of the Management Agreement between the Company and Infinity. Mr. Suleman assumed this position effective February 3, 1994 and held such position until he resigned his position as CFO with the Company on March 31, 2002. Messrs. Hollander, Suleman and Tortoroli do not or did not receive any cash compensation from the Company. All compensation under the Management Agreement is paid to Infinity. Mr. Hollander was granted 100,000 options to purchase Common Stock in 2001 and 250,000 options in 2002, Mr. Suleman was granted 700,000 options in 2000 and Mr. Tortoroli was granted 50,000 options in 2002. Not included herein are 10,000 options granted to Mr. Suleman in May 2002 as a result of the mandatory grants of options made to non-employee members of the Company's Board of Directors.
(3)  Appointed Chief Operating Officer of the Company in July, 2002.
(4) Appointed Executive Vice President and Chief Financial Officer of the Company in July, 2002.
(5) All other Compensation consisted of Company contributions to the employee Savings and Profit-Sharing Plan.


The following table shows grants in 2002 of stock options to the Named Executive Officers:

                                            Individual Grants
                        -----------------------------------------------------------------
                            Number of           % of Total                                        Potential Realizable Value at
                            Securities        Options Granted    Exercise or                      Assumed Annual Rates of Stock
                        Underlying Options    to Employees in     Base Price   Expiration             Price Appreciation for
    Name                     Granted          Fiscal 2002 (2)     ($/Share)       Date                  5%              10%
    ----                ------------------    ---------------    -----------   ----------         -----------------------------

Joel Hollander             250,000 (1)             21.0%            $37.27       3/14/12            $5,870,000      $14,815,000
Charles I. Bortnick         50,000                  4.2%             35.19       9/25/12             1,108,000        2,798,000
Jacques Tortoroli           50,000                  4.2%             35.19       9/25/12             1,108,000        2,798,000


(1) These options were granted under the 1999 Plan on March 14, 2002 and become exercisable 20% per year on each anniversary date between 2003 and 2007.
(2) Percentage calculations exclude the impact of a mandatory grant of 70,000 options at $38.34 per share on May 29, 2002 and 10,000 options at $37.62 per share on December 5, 2002 to outside directors (10,000 each to Messrs. Dennis, Greenberg, Holt, Hummer, Lerman, Miles, Smith and Suleman) which, in accordance with the terms of the 1999 Plan, become exercisable 20% per year on each May 29 or December 5 between 2003 and 2007.

The following table provides information as to stock options to purchase the Company's Common Stock exercised during 2002 by the Named Executive Officers; the unexercised options to purchase the Company's Common Stock and the value of options held by them at year-end:


                                                           Number of Securities
                                                               Underlying                Value of Unexercised
                                                           Unexercised Options           In-the-Money Options
                     Shares                                 at Fiscal Year End          at Fiscal Year End (1)
                    Acquired          Value            -----------------------------  ----------------------------
     Name         on Exercise       Realized           Exercisable     Unexercisable  Exercisable    Unexercisable
     ----         -----------       --------           -----------     -------------  -------------  -------------

Norman J. Pattiz        -               -                 404,000          208,000    $ 9,415,000     $4,855,000

Joel Hollander       160,000       $ 4,027,000            120,000          470,000      3,281,000      4,938,000

Farid Suleman        300,000        10,347,000          1,120,000          500,000     25,140,000      6,051,000

Charles I. Bortnick   75,000         1,135,000             60,000          215,000        939,000      2,720,000

Jacques Tortoroli       --              --                   --             50,000          -            109,000



(1) On December 31, 2002, the closing per share price for the Company's Common Stock on the New York Stock Exchange was $37.36.

                                PERFORMANCE GRAPH

     The performance graph below compares the cumulative stockholder return of the Company's Common Stock to the Dow Jones Equity Market Index and the Dow Jones Media Industry Index for the Company's last five calendar years. The graph assumes that $100 was invested in the Company's Common Stock and each index on December 31, 1997.

     The following table sets forth the closing price of the Company's Common Stock at the end of each of the last five calendar years.

    Measurement                             Dow Jones       Dow Jones
      Period                                 Equity           Media
(last business day        Westwood           Market         Industry
 of calendar year)        One, Inc.          Index            Index
------------------        ---------         ---------       ---------

      1997                   100               100             100
      1998                    82               125             129
      1999                   205               153             206
      2000                   104               139             146
      2001                   162               122             134
      2002                   201                95              92

Base Year

  1997      1998       1999       2000        2001         2002
  ----      ----       ----       ----        ----         ----

 $18.56    $15.25     $38.00     $19.31      $30.05       $37.36

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, the Company believes that during 2002 its executive officers, directors and more than ten percent beneficial owners complied with all SEC filing requirements applicable to them, with the exception of Mr. Dennis, Mr. Holt, Ms. Hummer, Mr. Lerman, Mr. Smith, and Mr. Hollander who inadvertently failed to timely file reports disclosing a stock option grant; and Mr. Miles and Mr. Bortnick who inadvertently failed to timely file reports disclosing the event upon which they became reporting persons. These transactions on behalf of the aforementioned have subsequently been reported.

                                  SOLICITATION

     The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities. MacKenzie Partners may solicit proxies by mail, telephone, telegraph and personal solicitation, and will request banks, brokers and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares. For these services, the Company will pay MacKenzie Partners a fee estimated not to exceed $3,500, plus reimbursement for expenses.

                         SHAREHOLDER PROPOSALS FOR 2003

     Under the rules of the Securities and Exchange Commission, any shareholder proposal intended for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 2004 must be received by the Company by December 31, 2003 to be eligible for inclusion in such proxy material. Proposals should be addressed to Gary J. Yusko, Secretary, Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019. Proposals must comply with the proxy rules of the Securities and Exchange Commission relating to shareholder proposals in order to be included in the proxy materials. Additionally, the Company's proxy holders for the Company's 2004 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is presented at such annual meeting but that is not included in the Company's proxy materials, unless notice of such proposal is received by the Secretary of the Company on or before March 30, 2004.


                                              By Order of the Board of Directors



                                              /S/ Gary J. Yusko
                                              -----------------
                                              Gary J. Yusko
                                              Secretary


New York, New York
April 21, 2003

PROXY

                               WESTWOOD ONE, INC.

    Proxy for 2003 Annual Meeting of Shareholders for Holders of Common Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Gary J. Yusko and Tina Haut as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 28, 2003 at 10:00 a.m., Pacific Time, in The Great Room of the W Los Angeles Hotel, 930 Hilgard Avenue, Los Angeles, California 90024 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote.

         The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 and 2 SHOWN BELOW. The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR Item 2.

1. Election of Class II Directors. Nominees: (01) David Dennis, (02) Maria Hummer, (03) George Miles, Jr. and (04) Farid Suleman


          -----  FOR ALL NOMINEES            -----    WITHHELD FROM ALL NOMINEES

          -----  FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


2.   Ratification  of  the  selection  of  PricewaterhouseCoopers   LLP  as  the
     independent accountants of the Company for the fiscal year ending December 31, 2003.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------

                                      PROXY

                               WESTWOOD ONE, INC.

   Proxy for 2003 Annual Meeting of Shareholders for Holders of Class B Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Gary J. Yusko and Tina Haut as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 28, 2003 at 10:00 a.m., Pacific Time, in The Great Room of the W Los Angeles Hotel, 930 Hilgard Avenue, Los Angeles, California 90024 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Class B Stock of the Company that the undersigned would be entitled to vote.

     The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
-----------                                                         -----------
  SIDE                                                                SIDE

          X       Please mark votes as in this example.
        -----

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 and 2 SHOWN BELOW. The Board of Directors recommends a vote
FOR nominee in Item 1 and FOR Item 2.

1.   Election of Class II Director.
     Nominee: (01) Farid Suleman


          -----  FOR THE NOMINEE           -----    WITHHELD FROM THE NOMINEE


2.   Ratification  of  the  selection  of  PricewaterhouseCoopers   LLP  as  the
     independent accountants of the Company for the fiscal year ending December 31, 2003.

                  FOR               AGAINST          ABSTAIN

                 -----               -----            -----


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                          -----

                           PLEASE  MARK,   SIGN,  DATE  AND  RETURN  YOUR  PROXY
                           PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                           IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same ways as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                           EACH JOINT OWNER MUST SIGN.

Signature:              Date:             Signature:              Date:
          -------------      -------                -------------      -------

                                   APPENDIX 1

                                WESTWOOD ONE INC.

                             AUDIT COMMITTEE CHARTER

This charter reflects the scope of the duties and responsibilities of the Audit Committee (the "Committee") of the Board of Directors ("Board") of Westwood One Inc. (the "Company").

Purpose

     The Committee is established by the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

     The Committee is responsible for (1) assisting the Board's oversight of (a) the quality and integrity of the Company's financial statements and related disclosure, (b) the Company's compliance with legal and regulatory requirements,
(c) the independent auditor's qualifications and independence, and (d) the performance of the Company's internal audit function and independent auditors, and to prepare reports if any, as required to be prepared by the Committee pursuant to the SEC rules for inclusion in the Company's annual proxy statement or otherwise.

Composition

1. Members. The Committee shall consist of as many members as the Board, in consultation with the Committee itself, shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board, based upon the recommendation of the Corporate Governance/Nominating Committee of the Board.

2. Qualifications. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and the New York Stock Exchange. The Committee shall have at least one member with financial expertise necessary to meet the requirements of the New York Stock Exchange and who either falls within the definition of "audit committee financial expert" as defined by the Securities and Exchange Commission or who, in the business judgment of the Board, is capable of serving the functions expected of such an audit committee financial expert.

3. Chair. The Chair of the Committee shall be elected by the Board, based upon the recommendation of the Corporate Governance/Nominating Committee of the Board.

4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board, based upon the recommendation of the Corporate Governance/Nominating Committee of the Board.

Operations

1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. The Committee shall meet separately, periodically with management, the General Counsel, the internal auditor and the independent auditor. The Committee shall also meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

3. Report to Board. The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter annually and recommend any changes to the Board.

Authority and Duties

Independent Auditor's Qualifications and Independence

1. The Committee shall be directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

2. The Committee shall have the sole authority to preapprove all auditing services and permitted non-audit services to be provided by the independent auditor. The Committee may form and delegate to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting. The Committee shall review with the lead audit partner whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

3. The Committee shall obtain and review with the lead audit partner and, if the Committee deems it appropriate, a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental or professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Company.

4. The Committee shall review the experience, qualifications and performance of the senior members of the independent auditor team.

5. The Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit team during the preceding three fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company's audit team.

Financial Statements and Related Disclosure

6. The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," before the filing of the Company's Form 10-K and Form 10-Q.

7. The Committee shall review and discuss with management earnings press releases before they are issued. The Committee shall review generally with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

8. The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management's response.

9. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures.

10. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

11. The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Performance of the Internal Audit Function and Independent Auditors

12. The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, the Committee shall review and advise on the appointment, replacement, reassignment or dismissal of the principal internal auditor.

13. The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls.

14. The Committee shall review and discuss the Company's policies with respect to risk assessment and risk management.

Compliance with Legal and Regulatory Requirements

15. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

16. The Committee shall review with the General Counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities.

17. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18. The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

19. The Committee shall have the ability to hire and terminate the head of the Company's Internal Audit Department, who shall report directly to the Committee and to review the organizational structure and qualifications of the Company's Internal Audit Department.

     The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee has the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors, in its sole discretion.

Clarification of Audit Committee's Role

     The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.